SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 4, 2002

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1110 Spring Street
Silver Spring, MD	20910

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Item 5. Other Events.

         On September 4, 2002, United Therapeutics Corporation (the “Company”) issued a press release announcing the appointment of the Hon. Louis W. Sullivan to the Company’s board of directors. A copy of the press release is attached hereto and incorporated herein by this reference.

Item 7. Exhibits

         (c)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated September 4, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated:	September 4, 2002	By:	/s/ Paul A. Mahon

		Name:	Paul A. Mahon
		Title:	Senior V.P. and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated September 4, 2002